EXHIBIT 3.1


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[SEAL]       State of California                                     File # 2002201910028
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                 Bill Jones

             Secretary of State                                     ENDORSED - FILED
                                                           in the office of the Secretary of State
         LIMITED LIABILITY COMPANY                               of the State of California
         ARTICLES OF ORGANIZATION
                                                                       JAN 14 2002


A $70.00 filing fee must accompany this form.                 BILL JONES, Secretary of State
IMPORTANT - Read Instructions before completing this form.

                                                             This Space For Filing Use Only
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1.   Name of the limited liability company (end the name with the words "Limited
     Liability Company," "Ltd. Liability Co.," or the abbreviations "LLC" or
     "L.L.C.")

     Performance Capital Management, LLC
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2.   The purpose of the limited liability company is to engage in any lawful act or activity for which a limited liability company may be organized under the Beverly-Killea limited liability company act.
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3.   Name the agent for service of process and check the appropriate provision below:

     William D. Constantino                                    which is
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     [x] an individual residing in California. Proceed to Item 4.

     [ ] a corporation which has filed a certificate pursuant to section 1505.
         Proceed to Item 5.
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4.   If an individual California address of the agent for service of process:
     Address: 222 S. Harbor Blvd., Suite 400

     City: Anaheim                State: CA                Zip Code: 92805
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5.   The limited liability company will be managed by: (check one)

     [ ] one manager  [x] more than one manager  [ ] single member limited liability company  [ ] all limited liability company members
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6.   Other matters to be included in this certificate may be set forth on separate attached pages and are made a part of this certificate.
     Other matters may include the latest date on which the limited liability company is to dissolve.
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7.     Number of pages attached, if any:   N/A
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8.   Type of business of the limited liability company. (For informational purposes only)

     Debt buyer
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9.   DECLARATION: It is hereby declared that I am the person who executed this instrument, which execution is my act and deed.

     /s/ William D. Constantino           William D. Constantino
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     Signature of Organizer               Type or Print Name of Organizer


     1/08/02
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     Date
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10. RETURN TO:
                                                             [SEAL]
    NAME          William D. Constantino                  OFFICE OF THE
                                                        SECRETARY OF STATE
    FIRM          Performance Capital Management

    ADDRESS       222 South Harbor Blvd., Suite 400

    CITY/STATE    Anaheim, CA 92805

    ZIP CODE
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SEC/STATE (REV. 12/99)                          FORM LLC-1-FILING FEE $70.00
                                               Approved by Secretary of State
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